UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 24, 2016

MobileIron, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36471	26-0866846
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

MobileIron, Inc.

415 East Middlefield Road

Mountain View, California 94043

(Address of principal executive offices, including zip code)

(650) 919-8100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(d)Election of Director

On February 26, 2016, we announced that our Board of Directors elected Kenneth R. Klein, age 56, as a member of our Board of Directors, effective February 24, 2016.  Mr. Klein will serve as a Class III director with a term expiring at our 2017 Annual Meeting of Stockholders and until his successor has been duly elected and qualified. The Board has affirmatively determined that Mr. Klein is an independent director pursuant to Nasdaq’s governance listing standards and those rules and regulations issued pursuant to the Securities Exchange Act of 1934, as amended.

Since October 2013, Mr. Klein has served as Chairman of the Board and Chief Executive Officer of Tintri, a virtualization-aware storage company.  Previously, he was with Wind River, an embedded software company, where he served as a director from July 2003 and as Chairman of the Board, President and Chief Executive Officer from January 2004 until Wind River’s $1 billion acquisition by Intel in June 2009.  Mr. Klein continued as President of Wind River after it became an Intel subsidiary until October 2013.   Prior to joining Wind River, Mr. Klein was with Mercury Interactive Corporation, a software company focused on business technology optimization, where he served as Chief Operating Officer from January 2000 until December 2003. He also served as a director of Mercury Interactive from July 2000 until December 2003 and held management positions there from 1992 through 1999, including President of North American Operations and Vice President of North American Sales. Mr. Klein holds a B.S. in electrical engineering and biomedical engineering from the University of Southern California.  He is a USC Distinguished Alumnus, member of the USC Viterbi School of Engineering Board of Councilors, founder of USC's Klein Institute for Undergraduate Engineering Life (KIUEL), and a USC Trustee.

In connection with his election, Mr. Klein, 56, will be eligible to participate in the Company’s standard compensation arrangements for non-employee directors, including receiving cash and equity compensation pursuant to the Company’s Non-Employee Directors Compensation Policy, which was amended effective February 24, 2016 (the “Amended Policy”).  Mr. Klein was granted an RSU to purchase 16,876 shares of stock under the Amended Policy, which will vest on the date of our annual meeting in June 2016.

There are no arrangements or understandings between Mr. Klein and any other persons pursuant to which Mr. Klein was named a director of the Company. Mr. Klein has no direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

A complete copy of the Amended Policy is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Effective February 24, 2016, the Company entered into an indemnification agreement with Mr. Klein in the form previously filed as Exhibit 10.6 to the Company’s registration statement on Form S-1 filed with the Securities and Exchange Commission on April 7, 2014.

ITEM 9.01FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
10.1	MobileIron, Inc. Amended and Restated Non-Employee Directors Compensation Policy.
99.1	Press Release dated February 26, 2016, titled “MobileIron Appoints Ken Klein to Its Board of Directors”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MobileIron, Inc.

Dated: February 26, 2016
	By:	/s/ Laurel Finch
Laurel Finch
Vice President, General Counsel, Chief Compliance Officer and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	MobileIron, Inc. Amended and Restated Non-Employee Directors Compensation Policy.
99.1	Press Release dated February 26, 2016, titled “MobileIron Appoints Ken Klein to Its Board of Directors”